COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

Supplement dated January 16, 2007

to the Class A and C Prospectus dated May 1, 2006

and to the Class I Prospectus dated May 1, 2006

The information below replaces the second paragraph in the section entitled “Investment Objective, Principal Investment Strategies and Related Risks—Principal Investment Strategies:”

In managing the fund’s portfolio, Cohen & Steers Capital Management, Inc., the fund’s investment advisor (the Advisor), and Cohen & Steers Asia Limited (Cohen & Steers Asia), Cohen & Steers UK Limited (Cohen & Steers UK) and Houlihan Rovers S.A. (Houlihan Rovers), the fund’s subadvisors (the Subadvisors), rely on a fundamental analysis of each company. Securities are evaluated for their potential to provide an attractive total return, through a combination of dividend income and capital appreciation. A company’s potential for success is evaluated in light of the company’s current financial condition, its industry position, and economic and market conditions. A number of company-specific factors are considered, including quality of management, financial condition, corporate governance, business plan and cash flow and dividend growth potential.

The information below replaces the fifth paragraph in the section entitled “Management of the Fund—the Advisor and Subadvisors:”

Cohen & Steers Asia Limited, with offices located at 12/F Citibank Tower, Citibank Plaza, No. 3 Garden Road, Central Hong Kong has been retained as a sub-advisor for the fund. Cohen & Steers Asia provides investment advisory and research services to the Advisor in connection with managing the fund’s investments in the Asia Pacific region. Cohen & Steers Asia, a registered investment adviser, was formed in 2005 and is a wholly owned subsidiary of Cohen & Steers, Inc., the parent company of the Advisor (“CNS”).

Cohen & Steers UK Limited, with offices located at Berkeley Square House, 2nd Floor, Berkeley Square, London, U.K. has also been retained as a sub-advisor for the fund. CNS UK provides investment advisory and research services to the Advisor and Houlihan Rovers in connection with managing the fund’s investments in Europe. Cohen & Steers UK, a registered investment adviser, was formed in 2006 and is a wholly owned subsidiary of CNS.

Houlihan Rovers S.A., with offices located at 166 Chausee de la Hulpe, Brussels, Belgium, also has been retained as sub-advisor for the fund. Houlihan Rovers provides investment advisory and research services to the Advisor in connection with managing the Fund’s investments in Europe. Houlihan Rovers was formed in February 2000 and is a registered investment adviser. As of October 31, 2006, Houlihan Rovers managed approximately $3.9 billion in assets. Houlihan Rovers is a wholly-owned subsidiary of CNS.

The information below is added at the end of the first paragraph under the section entitled “Management of the Fund—Portfolio Managers”:

•	Derek Cheung—Mr. Cheung has been with Cohen & Steers Asia since 2005. Prior to joining Cohen & Steers Asia, Mr. Cheung was the head of Hong Kong and China property research for HSBC Securities (Asia). Prior to that, he covered Hong Kong and China property stock at Donaldson, Lufkin & Jenrettee and Salomon Smith Barney.

The information below replaces the second and third paragraphs under the section entitled “Management of the Fund—Portfolio Managers”:

The Advisor and subadvisors utilize a team-based approach in managing the fund. Mr. Cohen, Mr. Steers and Mr. Harvey are the leaders of this team. Messrs. Oakes, Houlihan, Rovers and Cheung direct and supervise the execution of the fund’s investment strategy, and lead and guide other members of the global investment team.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

Supplement dated January 16, 2007

to the Statement of Additional Information dated May 1, 2006

The information below replaces the fourth and fifth paragraphs in the section entitled “Investment Advisory and Other Services—The Advisor and Subadvisors:”

Cohen & Steers Asia Limited, a registered investment adviser, was formed in 2005 and provides investment advisory and research services to the Advisor in connection with managing the Fund’s investments in Asia Pacific real estate securities. Cohen & Steers Asia is a wholly owned subsidiary of the Advisor.

Cohen & Steers UK Limited, a registered investment advisor, was formed in 2005 and provides investment advisory and research services to the Advisor and Houlihan Rovers in connection with managing the Fund’s investments in Europe. Cohen & Steers UK, a registered investment adviser, was formed in 2006 and is a wholly owned subsidiary of CNS.

Houlihan Rovers, a registered investment advisor, was formed in February 2000 and provides investment advisory and research services to the Advisor in connection with managing the Fund’s investments in Europe. As of October 31, 2006, Houlihan Rovers managed approximately $3.9 billion in assets for U.S. and non-U.S. investment companies and institutional clients. Houlihan Rovers is a wholly-owned subsidiary of CNS.

For its services under the Investment Advisory Agreement, the Fund pays the Advisor a monthly management fee at the annual rate of 0.95% of the average daily net asset value of the Fund for the first $1.5 billion and 0.85% of the average daily net asset value in excess of $1.5 billion. This fee is allocated among the separate classes based on the classes’ proportionate shares of such average daily net asset value. For the fiscal period ended December 31, 2005, the Advisor received $829,239 in advisory fees from the Fund. Pursuant to a separate sub-advisory agreement with each Subadvisor, the Advisor (not the Fund) pays Cohen & Steers Asia, Cohen & Steers UK and Houlihan Rovers 27.5%, 10% and 10%, respectively, of the management fee received by the Advisor from the Fund. For the fiscal period ended December 31, 2005, the Advisor paid Houlihan Rovers $261,865 in subadvisory fees.

The information below is added in the section entitled “Investment Advisory and Other Services—Portfolio Managers—Accounts Managed:”

Derek Cheung

	Number of All Accounts	Total Assets of All Accounts (as of 9/30/06)
Registered Investment Companies	4	1,958,700,000
Other Pooled Investment Vehicles	0	0
Other Accounts	0	0

The information below is added in the section entitled “Investment Advisory and Other Services—Portfolio Managers—Share Ownership:”

As of September 30, 2006, Mr. Cheung did not own any shares of the Fund.

The information below is added in the section entitled “Investment Advisory and Other Services—Portfolio Managers:”

Cohen & Steers Asia Compensation Structure. Compensation of the portfolio manager and other investment professionals of Cohen & Steers Asia has three primary components: (1) a base salary, (2) an annual cash bonus and (3) annual stock-based compensation consisting generally of restricted stock units of Cohen & Steers Asia’s ultimate parent, Cohen & Steers, Inc. (“CNS”). The Cohen & Steers Asia investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all of its employees. Compensation of the Cohen & Steers Asia investment professionals is reviewed primarily on an annual basis. Bonuses and adjustments in base salary, if any, are typically paid or put into effect at or around the December 31st fiscal year-end of CNS. This compensation structure has been in place since 2005.

Method to Determine Compensation. Cohen & Steers Asia compensates its portfolio manager based on a number of factors. The scale and complexity of the portfolio managers’ responsibilities and the total return performance of accounts versus appropriate peer groups or benchmarks will be considered. Cohen & Steers Asia uses a variety of benchmarks to evaluate the portfolio managers’ performance, including the S&P Citigroup BMI Asia Pacific Property Index and the EPRA Asia Index. In evaluating the performance of a portfolio manager, primary emphasis is normally placed on one- and three-year performance, with secondary consideration of performance over longer periods. Performance is evaluated on a pre-tax and pre-expense basis. Consideration may also be given to risk-adjusted performance. Investment performance is evaluated on an aggregate basis of all accounts. Cohen & Steers Asia does not have any funds or accounts with performance-based advisory fees.

In addition to investment performance, since the portfolio manager also participates in managing the business of Cohen & Steers Asia, the success of the portfolio manager in meeting the business goals and objectives will also be considered. While the salary of the portfolio manager is comparatively fixed, bonuses may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, bonuses will represent a substantial portion of total compensation.